Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

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1.	Membership.

1.1.                  The Audit Committee (the “Committee”) of the board of directors (the “Board”) of Reviv3 Procare Company, a Delaware corporation (the “Company”), shall consist of two or more directors while the Company is a Smaller Reporting Company as defined in Item 10(f) of Regulation S-K and three or more directors after such time the Company is no longer a Smaller Reporting Company. As applicable, each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules of any national stock exchange upon which the Company’s securities are listed.

1.2.                  Each member of the Committee must be financially literate, as determined by the Board. At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have accounting or related financial management expertise.

1.3.                  No member of the Committee may serve simultaneously on the audit committee of more than two other public companies without prior approval of the Board. In making its decision, the Board shall determine whether any such member’s service would impair such member’s ability to serve on the Committee.

1.4.                  The members of the Committee shall be appointed by the Board based on recommendations from the nominating and corporate governance committee of the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

2.	Purpose.

2.1.                  The purpose of the Committee is to assist the Board with oversight of: (a) the integrity of the Company’s financial statements, (b) compliance with legal and regulatory requirements, (c) the Company’s independent registered auditors’ qualifications and (d) independence, internal controls and the performance of the Company’s independent registered auditors and internal audit function/and the design and implementation of the Company’s internal audit function.

2.2.                  The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: (a) management for the preparation and accuracy of the Company’s financial statements; (b) both management and the Company’s internal audit department for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, (c) financial reporting procedures and applicable laws and regulations; and (d) the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls. The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.

3.	Duties and Responsibilities. The Committee shall have the following authority and responsibilities:

3.1.                  (a) select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting, subject to ratification by the Company’s stockholders of the selection of the independent auditors, (b) set the compensation of the Company’s independent auditors, (c) oversee the work done by the Company’s independent auditors and (d) terminate the Company’s independent auditors, if necessary.

3.2.                  To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

3.3.                  To approve all audit engagement fees and terms; and to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis.

3.4.                  At least annually, to obtain and review a report by the Company’s independent auditors that describes: (a) the accounting firm’s internal quality control procedures, (b) any issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (c) all relationships between the firm and the Company or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

3.5.                  At least annually, to evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors.

3.6.                  To review and discuss with the Company’s independent auditors: (a) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (b) the overall audit strategy, (c) the scope and timing of the annual audit, (d) any significant risks identified during the auditors’ risk assessment procedures and (e) when completed, the results, including significant findings, of the annual audit.

3.7.                  To review and discuss with the Company’s independent auditors: (a) all critical accounting policies and practices to be used in the audit; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (c) other material written communications between the auditors and management.

3.8.                  To review and discuss with the Company’s independent auditors and management: (a) any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information), (b) any significant disagreements with management and (c) management’s response to these problems, difficulties or disagreements; and (d) to resolve any disagreements between the Company’s auditors and management.

3.9.                  To review with management and the Company’s independent auditors: (a) any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; (b) any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and (c) the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

3.10.               To keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the company; and to review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

3.11.               To review with management, the internal audit department and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, internal controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, internal controls and procedures, and review and discuss with management and the Company’s independent auditors disclosure relating to the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, the independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

3.12.               To review and discuss with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees.

3.13.               To review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed.

3.14.               To recommend to the Board that the audited financial statements and the MD&A section be included in the Company’s Form 10-K and whether the Form 10-K should be filed with the SEC; and to produce the audit committee report required to be included in the Company’s proxy statement.

3.15.               To review and discuss with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed; and to review and discuss the Form 10-Q for filing with the SEC.

3.16.               To review, discuss with the Company’s independent auditors, and approve the functions of the Company’s internal audit department, including its purpose, authority, organization, responsibilities, budget and staffing; and to review the scope and performance of the department’s internal audit plan, including the results of any internal audits, any reports to management and management’s response to those reports.

3.17.               To review and discuss with management and the Company’s independent auditors: (a) the Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma, adjusted or other non-GAAP financial information, before their release to the public; and (b) any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made.

3.18.               To set Company hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit.

3.19.               To establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.20.               To review and discuss with management and the internal audit department the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including, but not limited to, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

3.21.               To review the Company’s compliance with applicable laws and regulations and to review and oversee the Company’s policies, procedures and programs designed to promote and monitor legal, ethical and regulatory compliance.

3.22.               To review, with inside and outside legal counsel (as applicable), legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries, that could have a significant impact on the Company’s financial statements.

3.23.               To develop and recommend to the Board for approval a Company policy for the review and approval of related party transactions and to review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis.

3.24.               Such other authority and responsibilities as may be delegated to it from time-to-time by the Board.

4.	Outside Advisors.

4.1.                  The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

4.2.                  The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee.

5.	Structure and Operations.

5.1.                  The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least once every fiscal quarter, or more frequently as circumstances dictate, at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and shall make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

5.2.                  The Committee shall meet separately, and periodically, with management, members of the Company’s internal audit department and representatives of the Company’s independent auditors, and shall invite such individuals to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such individuals present.

5.3.                  The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

6.	Delegation of Authority. The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

7.	Performance Evaluation. The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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